UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material under §240.14a-12

Conduent Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ADDITIONAL INFORMATION REGARDING THE

2020 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 19, 2020

The following Notice of Virtual Format Option relates to the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Conduent Incorporated (the “Company”) to be held on Tuesday, May 19, 2020, as described in the Annual Meeting notice and proxy statement of the Company filed with the Securities and Exchange Commission on April 6, 2020 and furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting. This supplement is being filed with the Securities and Exchange Commission to provide notice of providing a virtual format option for attendance at the Annual Meeting and is being made available to shareholders on or about May 7, 2020.

THE FOLLOWING NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

NOTICE OF VIRTUAL FORMAT OPTION

FOR 2020 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 19, 2020

May 7, 2020

Dear Shareholders:

We hope this letter finds you and your loved ones well. We are writing because, due to health and safety considerations related to the coronavirus outbreak (“COVID-19”) and to prioritize the health and well-being of meeting participants, the Board of Directors (the “Board”) of Conduent Incorporated (the “Company”) has determined to provide a virtual format option for attendance at the 2020 Annual Meeting of Shareholders (the “Annual Meeting”).

As discussed in the Company’s previously distributed proxy materials related to the Annual Meeting, at the meeting, shareholders are being asked to elect seven directors, ratify the appointment of PricewaterhouseCoopers LLP as its independent registered public accounting firm for 2020, approve, on a advisory basis, the 2019 compensation of its named executive officers, and act upon such other business as may properly come before the meeting (we are not aware of any such other business at this time). The Company urges its shareholders of record to utilize the Annual Meeting proxy voting system available for record holders at www.envisionreports.com/CNDT, and its shareholders who hold in “street name” to follow the voting instructions provided by their broker or custodian. Whether or not shareholders plan to participate in the virtual form option Annual Meeting, the Company urges shareholders to vote and submit their proxies in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card and voting instruction form included with the notice and proxy statement previously distributed will not be updated to reflect the change to a virtual-only meeting and may continue to be used to vote shares in connection with the Annual Meeting. Proxy voting forms already returned by shareholders will remain valid and will be voted at the Annual Meeting unless revoked.

Shareholders at the close of business on the record date, March 25, 2020, are entitled to attend and vote at the Annual Meeting. Shareholders can access the virtual format of the meeting at www.meetingcenter.io/249117624 with the password CNDT2020 by entering their 15-digit voting control number (“control number”). Shareholders who hold shares in “record” form can find their control number on their Proxy Card or Notice of Internet Availability of Proxy Materials. Shareholders who hold Company shares in “street name” through a broker or custodian must register in advance with the Company’s transfer agent, Computershare, in order to obtain a control number and access the virtual format of the Annual Meeting. To register, such shareholders must submit to Computershare their name, email address and proof of proxy power (legal proxy) reflecting their Company holdings, and must also include “Conduent Legal Proxy” in the subject or address line of the registration request. Registration requests should be sent to Computershare via email at legalproxy@computershare.com, or via U.S. mail at Computershare, Conduent Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001. Requests for registration must be received by Computershare no later than 5:00 p.m. Eastern Time on Thursday, May 14, 2020. Such shareholders will receive a confirmation of their registration by email from Computershare with a control number to be used to access the meeting at www.meetingcenter.io/249117624 with the password CNDT2020. Any questions regarding the virtual format of the meeting, or how to access it, should be directed to Computershare at (877) 238-6956.

For shareholders who intend to attend the Annual Meeting in person and are legally permitted to do so, the Company respectfully requests that they contact the Corporate Secretary’s Office at 973-261-7244 no later than 5:00 p.m. Eastern Time on Sunday, May 10, 2020 so that the Company can be appropriately prepared. The Company further requests that individuals (1) who have been in contact with someone diagnosed with COVID-19 within two weeks prior to the Annual Meeting, or (2) who are experiencing a fever, cough, difficulty breathing, or cold- or flu-like symptoms, refrain from attending the Annual Meeting in person and instead utilize the virtual format as described above.

As the Company and the Board continue to monitor and assess efforts to limit the impact of COVID-19, all future updates pertaining to the Company’s COVID-19 response in relation to the Annual Meeting will be found in press releases and our filings with the U.S. Securities Exchange Commission. On May 7, 2020, the Company issued a press release regarding the above matters, which is attached to this notice as Annex A.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE AND SUBMIT YOUR PROXY IN ADVANCE OF THE MEETING BY ONE OF THE METHODS DESCRIBED IN THE PROXY MATERIALS FOR THE ANNUAL MEETING.

For the Board of Directors,

Courtney Mather

Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 19, 2020: The Proxy Statement and 2019 Annual Report are available at www.envisionreports.com/CNDT or https://investor.conduent.com.

Annex A

For Immediate Release

Conduent Offers Shareholders Virtual Attendance Option

for its 2020 Annual Meeting of Shareholders, to be held May 19, 2020

FLORHAM PARK, N.J., May 7, 2020 — Conduent Incorporated (Nasdaq: CNDT) today announced in updated proxy materials provided to shareholders that it will provide a virtual format option for attendance at its 2020 Annual Meeting of Shareholders, scheduled for May 19, 2020. The Company will accommodate in-person meeting attendance in accordance with New York law; however, in support of the health and well-being of Conduent’s shareholders, associates and community, the company strongly urges that shareholders attend the Annual Meeting virtually.

Instructions for participating virtually can be viewed by going to the logistics memo on our investor website here: https://investor.conduent.com/.

For shareholders of record as of March 25, 2020 who intend to attend the Annual Meeting in person, the Company respectfully requests that they contact the Corporate Secretary’s Office at 973-261-7244 no later than 5:00 p.m. Eastern Time on Sunday, May 10, 2020 so that the Company can prepare appropriately and take the proper precautions.

The company requests that attendees who have been in contact with someone diagnosed with COVID-19 within two weeks prior to the Annual Meeting, or who are experiencing a fever, cough, difficulty breathing, or cold or flu-like symptoms, refrain from attending in person and instead utilize the virtual format. Social distancing protocols will be followed for any in-person attendees.

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About Conduent

Conduent delivers mission-critical services and solutions on behalf of businesses and governments – creating exceptional outcomes for its clients and the millions of people who count on them. Through people, process and technology, Conduent solutions and services automate workflows, improve efficiencies, reduce costs and enable revenue growth. It’s why most Fortune 100 companies and over 500 government entities depend on Conduent every day to manage their essential interactions and move their operations forward.

Conduent’s differentiated services and solutions improve experiences for millions of people every day, including two-thirds of all insured patients in the U.S., 11 million employees who use its HR Services, and nearly nine million people who travel through toll systems daily. Conduent’s solutions deliver exceptional outcomes for its clients including $17 billion in savings from medical bill review of workers compensation claims, up to 40% efficiency increase in HR operations, and up to 40% improvement in processing costs, while driving higher end-user satisfaction. Learn more at www.conduent.com.

Media Contact:

Sean Collins, Conduent, +1-310-497-9205, sean.collins2@conduent.com

Investor Relations Contacts:

Alan Katz, Conduent, +1-973-526-7173, alan.katz@conduent.com

Rebecca Koar, Conduent, +1-862-308-7105, rebecca.koar@conduent.com

Note: To receive RSS news feeds, visit www.news.conduent.com. For open commentary, industry perspectives and views, visit http://twitter.com/Conduent, http://www.linkedin.com/company/conduent or http://www.facebook.com/Conduent.

Conduent is a trademark of Conduent Incorporated in the United States and/or other countries.

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